UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 31, 2008

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Attached as Exhibit 100 to this report are the following materials from Microsoft Corporation’s Annual Report on Form 10-K for the year ended June 30, 2008, filed on July 31, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) the information contained in Items 1-4 of Part I, (ii) the information contained in Items 5-8, excluding the Report of Independent Registered Public Accounting Firm, and Item 9A of Part II, excluding the Report of Independent Registered Public Accounting Firm. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Microsoft Corporation. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

100	The following materials from Microsoft Corporation’s Annual Report on Form 10-K for the year ended June 30, 2008, filed on July 31, 2008, formatted in XBRL (Extensible Business Reporting Language: (i) the information contained in Items 1-4 of Part I, (ii) the information contained in Items 5-8, excluding the Report of Independent Registered Public Accounting Firm, and Item 9A of Part II, excluding the Report of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: July 31, 2008	/s/ KEITH R. DOLLIVER
Keith R. Dolliver
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

100	The following materials from Microsoft Corporation’s Annual Report on Form 10-K for the year ended June 30, 2008, filed on July 31, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) the information contained in Items 1-4 of Part I, (ii) the information contained in Items 5-8, excluding the Report of Independent Registered Public Accounting Firm, and Item 9A of Part II, excluding the Report of Independent Registered Public Accounting Firm.

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